Scudder
Global Bond
Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

A fund which seeks total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. Capital appreciation is a secondary objective.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                           Scudder Global Bond Fund

--------------------------------------------------------------------------------
Date of Inception: 3/1/91    Total Net Assets as of      Ticker Symbol:  SSTGX
                           10/31/98: $107.7 million
--------------------------------------------------------------------------------

o Turbulence in the emerging markets and the prospects for a slowing global economy provided a boost to the bond markets of developed countries. The strong performance of the U.S. bond market in particular had a positive effect on Fund performance during the period of this report.

o Scudder Global Bond Fund provided an 8.91% total return for the twelve-month period through October, placing it in the top 27% of the 148 funds in its category, according to Lipper Analytical Services.

o The Fund employed a three-pronged strategy of managing currency risk, focusing on high-quality bond markets, and using a research-driven approach to find undervalued bonds.



                              Table of Contents

   3  Letter from the Fund's Chairman    18  Financial Highlights
   4  Performance Update                 19  Notes to Financial Statements
   5  Portfolio Summary                  25  Report of Independent Accountants
   6  Portfolio Management Discussion    28  Officers and Directors
  10  Glossary of Investment Terms       29  Investment Products and Services
  12  Investment Portfolio               30  Scudder Solutions
  15  Financial Statements


                          2 - Scudder Global Bond Fund

                       Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report for Scudder Global Bond Fund for the fiscal year ended October 31, 1998.

     The past twelve months have been a period of extraordinary volatility in the financial markets. As the economic crisis that began in Asia spread across the globe, investors staged a "flight to quality" into assets with a lower perceived level of risk, such as U.S. Treasury bonds. While the search for relative safety led to substantial corrections in global equity markets and higher-yielding bonds, it provided a significant lift to the government bond markets of the world's established economies. By utilizing a rigorous process of fundamental research and risk management while focusing primarily on bonds from developed countries, Scudder Global Bond Fund was well positioned for this tumultuous period. For details of the events of the past 12 months and the outlook for the year ahead, please turn to the discussion beginning on page 6.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically analyzing the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

     Thank you for your continued investment in Scudder Global Bond Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman
     Scudder Global Bond Fund


                          3 - Scudder Global Bond Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
10/31/98       $10,000       Cumulative     Annual
---------------------------------------------------
Scudder Global Bond Fund
---------------------------------------------------
1 Year         $  10,891         8.91%       8.91%
5 Year         $  11,987        19.87%       3.69%
Life of Fund*  $  14,769        47.69%       5.21%
---------------------------------------------------
Salomon Brothers World Government Bond Index
---------------------------------------------------
1 Year         $  11,254        12.54%      12.54%
5 Year         $  14,527        45.27%       7.75%
Life of Fund*  $  20,326       103.26%       9.79%
---------------------------------------------------
* The Fund commenced operation on March 1, 1991.
  Index comparisons begin March 31, 1991.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                                                             Salomon Brothers Currency-
      Salomon Brothers World                                 Hedged World Government
      Government Bond Index    Scudder Global Bond Fund      Bond Index (1-3 years)**

  3/91*       10000                     10000                           10000
   '91        10970                     10653                           10075
   '92        12493                     11487                           10896
   '93        13992                     12307                           11702
   '94        14499                     12277                           12058
   '95        16704                     12944                           12748
   '96        17601                     13458                           13625
   '97        18061                     13546                               0
   '98        20326                     14753                               0

                        Yearly periods ended October 31

The unmanaged Salomon Brothers World Govenment Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                  1991*     1992      1993       1994      1995      1996      1997       1998
-----------------------------------------------------------------------------------------------------------------
Net Asset Value                 $ 12.01   $ 11.84   $ 11.68   $ 10.78    $ 10.53   $ 10.25   $  9.71   $  9.92
-----------------------------------------------------------------------------------------------------------------
Income Dividends                $   .76   $  1.08   $   .95   $   .87    $   .80   $   .67   $   .59   $   .62
-----------------------------------------------------------------------------------------------------------------
Capital Gains Distributions     $    --   $    --   $   .02   $    --    $    --   $    --   $    --   $    --
-----------------------------------------------------------------------------------------------------------------
Fund Total Return (%)              6.65      7.83      7.14      -.25       5.43      3.97       .66      8.91
-----------------------------------------------------------------------------------------------------------------
Index Total Return (%)             5.56      7.56      6.08      1.87       9.68      5.36      2.62     12.54
-----------------------------------------------------------------------------------------------------------------

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 12.32.

**Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.


                          4 - Scudder Global Bond Fund

                    Portfolio Summary as of October 31, 1998

---------------------
Geographical Exposure
---------------------

       U.S.                               35.6%
       France                             14.3%
       U.K.                               13.9%
       Spain                              11.0%
       Canada                             10.8%
       Norway                              4.2%
       Japan                               4.0%
       Greece                              3.1%
       Denmark                             1.3%
       Argentina                           0.8%
       Panama                              0.7%
       Mexico                              0.2%
       New Zealand                         0.1%
   ---------------------------------------------
                                         100.0%
   ---------------------------------------------

   The majority of the Fund's assets were concentrated in the more established markets, allowing it to benefit from the "flight to quality" that drove bond market performance for much of the year.


----------------------
Interest Rate Exposure
----------------------

       U.S.                               35.6%
       U.K.                               15.6%
       Spain                              11.0%
       France                              7.8%
       European Currency Units             6.6%
       New Zealand                         6.0%
       Canada                              4.6%
       Norway                              4.2%
       Japan                               4.0%
       Greece                              3.1%
       Denmark                             1.3%
       Mexico                              0.2%
   ---------------------------------------------
                                         100.0%
   ---------------------------------------------

   The Fund increased its exposure to U.S. government bonds, and trimmed its weighting in Japan.


---------------------
Currency Exposure (a)
---------------------

       U.S.                               47.3%
       Japan                              19.0%
       France                              7.8%
       European Currency Units             6.6%
       U.K.                                6.1%
       Greece                              3.1%
       New Zealand                         3.1%
       Canada                              2.6%
       Spain                               2.0%
       Denmark                             1.3%
       Hungary                             0.8%
       Mexico                              0.5%
       Norway                             -0.2%
   ---------------------------------------------
                                         100.0%
   ---------------------------------------------

   Fund management strives to minimize risk by pursuing a hedging strategy designed to limit the impact of short-term currency fluctuations.


(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                          5 - Scudder Global Bond Fund

                       Portfolio Management Discussion

In the following interview, Gary P. Johnson, Lead Portfolio Manager of Scudder Global Bond Fund, discusses the Fund's current investment strategy and the market environment for global fixed income securities.

Q: How did the Fund perform in the twelve-month period ended October 31, 1998?

A: The 8.91% return of Scudder Global Bond Fund trailed the 12.54% return of its unmanaged benchmark, the Salomon Brothers World Government Bond Index, but significantly outperformed the 4.28% return of the global bond fund peer group, as calculated by Lipper Analytical Services. This return placed the Fund in the top 27% of the 148 funds in this category. In a time period where currency fluctuations are unusually dramatic, as they have been throughout 1998, the relative performance of the benchmark is skewed by the fact that while most global bond funds actively hedge against currency risk, the index does not. In other words, a U.S. investor holding an unhedged overseas position will receive a greater benefit from periods of weakness in the dollar than an investor who is hedged.

Q: How would you characterize market conditions in this period?

A: For several years, bonds have been out of favor with many investors due to strong economic growth and unusually high returns from global stock markets. In 1998, this sentiment began to change, as the intensifying crisis in the emerging markets sparked fears of a global recession. The prolonged drop in equities and high-risk bonds drove rallies in the sovereign debt of more financially sound nations, particularly the United States, as investors sought the "safe haven" of investments considered to be free of credit risk. In addition, the crisis eliminated the inflation fears that had been hurting bond performance since 1994. Bond prices, which are sensitive to the interest rate decisions of the world's central banks, tend to rise when the banks are lowering rates, and fall when the banks are raising rates. Since a slowdown often leads central banks to stimulate growth by cutting rates, bonds become an attractive investment in periods of economic turmoil. Hopes for lower rates were validated in October when the U.S. Federal Reserve twice cut the Federal Funds rate by one quarter of a percentage point. With growth showing signs of slowing throughout Europe, this decision fueled speculation that foreign central banks would soon follow the Fed in cutting rates, lending additional positive sentiment to the global bond markets. Reacting to these developments, investors drove the yield on the benchmark 30-year U.S. Treasury Bond from 6.15% on October 31, 1997, to 5.16% on October 31, 1998.

Q: What was your strategy for the Fund?

A: We utilize a three-pronged strategy designed to maximize risk-adjusted returns in all market conditions, although our approach worked particularly well in the unsettled environment of the past year. The first aspect of our strategy is to invest the majority of the Fund's assets in the largest, most stable countries in the developed world; specifically, the twenty largest industrialized nations. While we seek to add diversification and higher yield to the portfolio by investing a small percentage of assets in the emerging markets, the Fund held only a very limited position there as of October 31.


                          6 - Scudder Global Bond Fund

By concentrating our investments in the more established markets, we were able to benefit from the "flight to quality" that drove bond market performance for much of this year.

Second, we strive to minimize risk by pursuing a hedging strategy that is designed to limit the short-term impact of foreign currency fluctuations. Changes in currencies can have a significant impact on U.S. holders of foreign bonds. When the value of the U.S. dollar rises against the currency in which an investment is held, the value of the position decreases. We employ a quantitative approach to currency exposure designed to keep the impact of fluctuating currencies within a relatively narrow range, while also seeking to minimize the expense of managing currency risk. As a standing policy, we begin each calendar quarter with 50% of the Fund's currency exposure hedged to U.S. dollars. We then increase or decrease exposure based on our outlook for the U.S. dollar. In the twelve month period, this strategy provided protection from the surge in the value of the dollar through the first half of 1998, but also reduced the extent to which the Fund benefited from the dollar's third quarter collapse.

The third aspect of the Fund's strategy is to use intensive fundamental research to construct a portfolio that is heavily weighted in the countries that we believe offer the best value within the developed markets. For example, we feel that the New Zealand economy will be adversely affected by the fallout from the Asian crisis, creating a favorable climate for falling interest rates. Since New Zealand's bonds still offer a high relative yield, we have established an overweighted position there to benefit from both the higher income and the potential for capital appreciation.

Q: Please discuss other positions the Fund has taken as a result of your strategy.

A: Our investment in 2- to 3-year government bonds from the United Kingdom is another example of our search for strong relative values. Despite increasing signs of a slowing economy, the Bank of England had not been aggressive in cutting rates; instead, they were still raising them as late as June 4, 1998. The disparity between the actions of the central bank and the sentiment of market participants led to an inverted yield curve, which means that investors could receive higher rates by investing their money for shorter periods of time. Normally, longer-term bonds provide higher yields. Using fundamental research, we determined that these shorter-term bonds offered excellent value, so we established a position and locked in the higher rates.

Our position call options on five-year U.S. government bonds also provided a boost to the Fund's performance. As chaos began to grip the financial markets in the summer, the bond market was pricing short- to intermediate-term notes at levels that indicated very little expectation for a rate cut by the Federal Reserve. Feeling that this sentiment was illogical given the high level of instability in the emerging markets, we established a position and benefited accordingly.

An example of a country we underweighted was Japan, since the extended collapse of their economy has sent yields under 1% on all bonds with maturities of ten years or less. The poor value offered by this paltry income


                          7 - Scudder Global Bond Fund
stream led us to cut our position in Japanese government bonds by nearly 50% from the beginning of the calendar year.

Q: Can you give us examples of investments that did not fare well?

A: Yes. Although the majority of our assets remained invested in AAA-rated government debt, we also sought to augment the Fund's yield through investments in mortgage-backed securities, corporate bonds, and the emerging markets. In an environment that was characterized by a swift flight from higher-risk assets, the poor performance of some of these holdings detracted from the Fund's returns throughout the summer months. We took advantage of the subsequent rebound in the emerging markets to trim our exposure, based on our analysis that in many cases the ongoing risks were not sufficiently outweighed by the higher yields. Despite the weaker performance of corporate bonds during this period, we remain on the lookout for opportunities in investment grade credits that we believe offer higher expected returns than sovereign debt.

Q: What is your strategy going forward?

A: Looking ahead, it is reasonable to expect that bond market returns will be somewhat muted since yields are already extremely low by historical standards. Given the continued instability in the global economy, however, we feel that Scudder Global Bond Fund should continue to hold an important place in investors' portfolios by providing meaningful diversification. As one of the few asset classes that stand to benefit from continued turmoil, the government bonds of developed countries can provide crucial balance to

                          8 - Scudder Global Bond Fund
investors whose portfolios are heavily weighted in other areas. We will continue to pursue our strategy of managing currency risk, investing in high quality bonds, and using fundamental research to uncover exceptional values around the globe.


                                Scudder Global
                                  Bond Fund:
                         A Team Approach to Investing

  Scudder Global Bond Fund Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.


  Lead Portfolio Manager Gary P. Johnson assumed responsibility for the Fund's day-to-day management and investment strategies in 1997. Gary, who has 16 years of investment industry experience, joined the Adviser in 1987. Adam M. Greshin, Portfolio Manager, joined the Adviser in 1986 as an international bond analyst and is Product Leader for Scudder's global and international fixed-income investing.

                          9 - Scudder Global Bond Fund

                      Glossary of Investment Terms

CURRENCY EXCHANGE RATE     The price at which one country's currency can be
                           exchanged into another currency. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

FUNDAMENTAL RESEARCH       Analysis of a security based on the projected
                           economic health of the issuer. To determine whether a government bond is attractively priced, information such as inflation, gross domestic product, and money flows into and out of the country will be analyzed. Distinct from technical analysis, which evaluates the attractiveness of a security based on historical price and trading volume movements, rather than the financial results of the underlying issuer.

HEDGING                    A strategy used to offset investment risk.
                           Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S. dollar may buy futures or options on the pound to offset the projected decline in the currency.

INVERTED YIELD CURVE       An unusual situation where short-term interest rates
                           are higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

                          10 - Scudder Global Bond Fund

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund or investment. Total return-- annualized or compounded-- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD CURVE                A graph plotting the yields of all bonds of the
                           same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                          11 - Scudder Global Bond Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.2%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998 at 5.4%,
  to be repurchased at $2,307,038 on 11/2/1998, collateralized by a $2,301,000                                     -----------
  U.S. Treasury Bond, 3.625%, 4/15/2028 (Cost $2,306,000) .............................        2,306,000             2,306,000
                                                                                                                   -----------
Foreign Denominated Debt Obligations 64.4%
------------------------------------------------------------------------------------------------------------------------------
British Pounds 15.6%
Federal National Mortgage Association Global Issue, 7.125%, 8/10/1999 .................        2,000,000             3,361,896
United Kingdom Treasury Bond, 6%, 8/10/1999 ...........................................        4,050,000             6,774,614
United Kingdom Treasury Bond, 8%, 6/10/2003 ...........................................        3,385,000             6,351,388
                                                                                                                   -----------
                                                                                                                    16,487,898
                                                                                                                   -----------
Canadian Dollars 4.6%
Newcourt Credit Group, Inc., 6.2%, 9/1/2004 ...........................................        1,170,000               683,107
PanCanadian Petroleum Ltd., 8.75%, 11/9/2005 ..........................................        1,500,000             1,122,667
TransCanada PipeLines, 5.84%, 6/27/2008 ...............................................        4,063,000             2,579,657
TransCanada PipeLines, 10.625%, 10/20/2009 ............................................          590,000               508,126
                                                                                                                   -----------
                                                                                                                     4,893,557
                                                                                                                   -----------
Danish Kroner 1.3%
Nykredit A/S, 7%, 10/1/2026 ...........................................................        8,532,000             1,366,395
                                                                                                                   -----------
European Currency Units 6.6%
Government of France, 4.5%, 7/12/2002 .................................................        2,780,000             3,390,325
Government of France, 5.5%, 4/25/2007 .................................................        2,750,000             3,570,214
                                                                                                                   -----------
                                                                                                                     6,960,539
                                                                                                                   -----------
French Francs 7.8%
Government of France STRIP (Principal Only), 10/25/2019 ...............................      143,000,000             8,218,118
                                                                                                                   -----------
Greek Drachmas 3.1%
Deutsche Bank Time Deposit linked to Greek Drachma, 11.375%, 11/19/1998 ...............       59,318,457               210,918
Republic of Greece, 8.9%, 4/1/2003 ....................................................      860,000,000             3,048,713
                                                                                                                   -----------
                                                                                                                     3,259,631
                                                                                                                   -----------
Japanese Yen 4.0%
Japan Development Bank, 2.875%, 12/20/2006 ............................................      430,000,000             4,255,731
                                                                                                                   -----------
Mexican Pesos 0.2%
Certificados de la Tesoreria, Zero Coupon, 7/8/1999 ...................................        2,711,650               217,105
                                                                                                                   -----------
New Zealand Dollars 6.0%
Government of Canada, 6.625%, 10/3/2007 ...............................................       11,789,000             6,405,882
                                                                                                                   -----------
Norwegian Kroner 4.2%
Kingdom of Norway, 6.75%, 1/15/2007 ...................................................       30,000,000             4,406,595
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Global Bond Fund

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Spanish Pesetas 11.0%
Kingdom of Spain, 6.75%, 4/15/2000 ....................................................      790,000,000             5,868,010
Kingdom of Spain, 5.25%, 1/31/2003 ....................................................      705,000,000             5,301,279
Kingdom of Spain, 5.15%, 7/30/2009 ....................................................       68,730,000               492,052
                                                                                                                   -----------
                                                                                                                    11,661,341
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $66,503,281)                                                       68,132,792
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 32.7%
------------------------------------------------------------------------------------------------------------------------------
Cedulas Hipotecarias, LIBOR plus .29% (8.699%), 9/1/2000 ..............................          900,000               799,016
Federal National Mortgage Association, 5.8%, 12/10/2003 ...............................        2,500,000             2,610,150
General Motors Acceptance Corp., 5.33%, 10/20/2000 ....................................        1,500,000             1,505,250
Government National Mortgage Association Pass-thru, 7.0%, 7/15/2028 ...................       10,493,916            10,743,147
Midland Bank PLC, 7.625%, 6/15/2006 ...................................................        1,500,000             1,617,375
PacifiCorp, 6.15%, 1/15/2008 ..........................................................        2,300,000             2,275,850
Puget Sound Energy, Inc., 7.02%, 12/1/2027 ............................................        2,000,000             2,037,620
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125%, 4% with 2.688%
  Interest Capitalization (6.688%), 7/17/2016 .........................................        1,063,089               781,370
Time Warner Inc., 9.125%, 1/15/2013 ...................................................        1,000,000             1,207,270
U.S. Treasury Bond, 7.25%, 5/15/2016 ..................................................        1,480,000             1,800,050
U.S. Treasury Note, 6.5%, 10/15/2006 ..................................................        5,400,000             6,057,288
U.S. Treasury Note, 5.5%, 2/15/2008 ...................................................        2,575,000             2,751,233
Webster Financial Corp., 9.36%, 1/29/2027 .............................................          500,000               522,970
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $34,411,229)                                                   34,708,589
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $103,220,510)                                                                              105,147,381
------------------------------------------------------------------------------------------------------------------------------

Purchased Options 0.7%
------------------------------------------------------------------------------------------------------------------------------
Put on Canadian Dollars, strike price 1.5384, expires 12/24/1998 ......................CAD     7,750,000                96,100
Put on New Zealand Dollars, strike price .508, expires 11/25/1998 .....................NZD     5,700,000                14,683
Put on New Zealand Dollars, strike price .5252, expires 11/18/1998 ....................NZD     6,200,000                38,626

                                                                                                Number of
                                                                                                Contracts
                                                                                               -----------
Call on 5 Year U.S. Treasury Note, strike price 110, expires 11/21/1998 ...............USD           130               603,281
------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $201,492)                                                                                752,690
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $103,422,002) (a)                                                       105,900,071
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          13 - Scudder Global Bond Fund

(a) The cost for federal income tax purposes was $103,422,002. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $2,478,069. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,004,603 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,526,534.

At October 31, 1998, open futures contracts sold short were as follows:


                                                                           Aggregate             Market
Futures                            Expiration          Contracts          Face Value($)          Value($)
------------                     ----------------------------------------------------------------------
5 Year U.S. Treasury Note        December 22, 1998       130              14,988,545          14,903,281
                                                                          ----------          ----------
Total net unrealized appreciation on open futures contracts sold short ...................        85,264
                                                                                              ==========

At October 31, 1998, outstanding written options were as follows:

                                   Principal
                                    Amount           Expiration               Strike             Market
Call Options                        (000's)             Date                  Price              Value($)
------------                     ----------------------------------------------------------------------
CAD                                  6,890           12/24/1998           CAD     1.488          26,182
NZD                                  6,200           11/18/1998           NZD      .547          14,880
NZD                                  5,700           11/25/1998           NZD     .5291          54,646

                                  Number of
                                  Contracts
                                -------------
10-Year U.S. Treasury Note              95           11/21/1998           USD       121          56,406
                                                                                              ---------
Total outstanding written options (Premiums received $197,425) ...........................      152,114
                                                                                              =========

 Currency Abbreviations
-----------------------------------------------------------------------
 AUD        Australian Dollar         ITL       Italian Lira
 CAD        Canadian Dollar           JPY       Japanese Yen
 DEM        Deutsche Mark             MXP       Mexican Peso
 ESP        Spanish Peseta            NZD       New Zealand Dollar
 GBP        British Pound             NOK       Norwegian Kroner
 HUF        Hungarian Forint          PSS       Peruvian Sol
 IEP        Irish Punt                USD       U.S. Dollar

    The accompanying notes are an integral part of the financial statements.


                          14 - Scudder Global Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $103,220,510) .................    $  105,147,381
                 Purchased options, at market (identified cost $201,492) ...............           752,690
                 Foreign currency holdings, at market (identified cost $3,863) .........             3,873
                 Cash ..................................................................            10,789
                 Interest receivable ...................................................         1,861,918
                 Receivable for investments sold .......................................           540,302
                 Receivable for Fund shares sold .......................................           586,275
                 Receivable for daily variation margin on open futures contracts .......            89,468
                 Unrealized appreciation on forward currency exchange contracts ........         1,052,292
                 Other assets ..........................................................            57,308
                                                                                           ----------------
                 Total assets ..........................................................       110,102,296
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................         1,237,198
                 Dividends payable .....................................................           123,085
                 Payable for Fund shares redeemed ......................................            20,523
                 Accrued management fee ................................................            29,875
                 Other payables and accrued expenses ...................................           254,174
                 Written options, at market (premiums received $197,425) ...............           152,114
                 Unrealized depreciation on forward currency exchange contracts ........           560,932
                                                                                           ----------------
                 Total liabilities .....................................................         2,377,901
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  107,724,395
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on:
                    Investments ........................................................         1,926,880
                    Options ............................................................           596,509
                    Futures contracts ..................................................            85,264
                    Foreign currency related transactions ..............................           517,398
                 Accumulated net realized gain (loss) ..................................        (7,777,198)
                 Paid-in capital .......................................................       112,375,542
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  107,724,395
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($107,724,395 / 10,857,540 shares of capital stock                      ----------------
                   outstanding, $.01 par value, 300,000,000 shares authorized) .........             $9.92
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                          15 - Scudder Global Bond Fund

                             Statement of Operations

                           year ended October 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest (net of foreign taxes withheld of $15,928) ...................    $    8,612,830
                                                                                           ----------------
                 Expenses:
                 Management fee ........................................................           869,131
                 Services to shareholders ..............................................           397,855
                 Custodian and accounting fees .........................................           215,067
                 Directors' fees and expenses ..........................................            62,343
                 Reports to shareholders ...............................................            40,470
                 Auditing ..............................................................            77,743
                 Legal .................................................................            12,655
                 Registration fees .....................................................            21,261
                 Other .................................................................            16,640
                                                                                           ----------------
                 Total expenses before reductions ......................................         1,713,165
                 Expense reductions ....................................................          (554,345)
                                                                                           ----------------
                 Expenses, net .........................................................         1,158,820
                -------------------------------------------------------------------------------------------
                 Net investment income                                                           7,454,010
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...........................................................        (2,875,232)
                 Options ...............................................................          (126,971)
                 Futures contracts .....................................................          (370,636)
                 Foreign currency related transactions .................................           989,437
                                                                                           ----------------
                                                                                                (2,383,402)
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ...........................................................         2,526,184
                 Options ...............................................................           822,049
                 Futures contracts .....................................................            85,264
                 Foreign currency related transactions .................................           963,996
                                                                                           ----------------
                                                                                                 4,397,493
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                      2,014,091
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $    9,468,101
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          16 - Scudder Global Bond Fund

                       Statements of Changes in Net Assets

                                                                                          Years Ended October 31,
Increase (Decrease) in Net Assets                                                         1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................      $   7,454,010     $  10,145,927
                 Net realized gain (loss) from investment transactions .........         (2,383,402)       (6,797,404)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ...................          4,397,493        (3,581,203)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ..................................................          9,468,101          (232,680)
                                                                                     ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .........................................         (7,192,075)       (2,459,944)
                                                                                     ----------------  ----------------
                 Tax return of capital .........................................           (261,935)       (7,685,983)
                                                                                     ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................         18,630,293        26,565,023
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................          5,303,498         7,206,681
                 Cost of shares redeemed .......................................        (53,336,952)     (105,683,539)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ................................................        (29,403,161)      (71,911,835)
                                                                                     ----------------  ----------------
                 Increase (decrease) in net assets .............................        (27,389,070)      (82,290,442)
                 Net assets at beginning of period .............................        135,113,465       217,403,907
                                                                                     ----------------  ----------------
                 Net assets at end of period ...................................      $ 107,724,395     $ 135,113,465
                                                                                     ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................         13,913,602        21,216,085
                                                                                     ----------------  ----------------
                 Shares sold ...................................................          1,923,075         2,733,367
                 Shares issued to shareholders in reinvestment of
                   distributions ...............................................            551,892           736,022
                 Shares redeemed ...............................................         (5,531,029)      (10,771,872)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in Fund shares ........................         (3,056,062)       (7,302,483)
                                                                                     ----------------  ----------------
                 Shares outstanding at end of period ...........................         10,857,540        13,913,602
                                                                                     ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                          17 - Scudder Global Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                  Years Ended October 31,
                                                                    1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                  ----------------------------------------------------------
Net asset value, beginning of period ..........................    $ 9.71     $ 10.25    $ 10.53     $ 10.78     $ 11.68
                                                                  ----------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) ..................................       .62         .59        .67         .80         .87
Net realized and unrealized gain (loss) on investment
  transactions ................................................       .21        (.54)      (.28)       (.25)       (.90)
                                                                  ----------------------------------------------------------
Total from investment operations ..............................       .83         .05        .39         .55        (.03)
                                                                  ----------------------------------------------------------
Less distributions from:
Net investment income .........................................      (.60)       (.14)      (.42)       (.36)       (.02)
Net realized gains on investment transactions .................        --          --         --          --          --
Tax return of capital .........................................      (.02)       (.45)      (.25)       (.44)       (.85)
                                                                  ----------------------------------------------------------
Total distributions ...........................................      (.62)       (.59)      (.67)       (.80)       (.87)
                                                                  ----------------------------------------------------------
                                                                  ----------------------------------------------------------
Net asset value, end of period ................................    $ 9.92     $  9.71    $ 10.25     $ 10.53     $ 10.78
                                                                  ----------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ..........................................      8.91        0.66       3.97        5.43        (.25)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................       108         135        217         357         560
Ratio of operating expenses, net to average daily net
  assets (%) ..................................................      1.00        1.00       1.00        1.00        1.00
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ................................      1.48        1.39       1.28        1.20        1.15
Ratio of net investment income to average daily net
  assets (%) ..................................................      6.43        6.00       6.67        7.73        7.76
Portfolio turnover rate (%) ...................................     218.3       256.5      335.7       182.8       272.4

(a) Total returns would have been lower had certain expenses not been reduced.

    On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.


                          18 - Scudder Global Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (formerly Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on currencies to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                         19 - Scudder Global Bond Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio, and as a temporary substitute for purchasing selected investments and the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.


                         20 - Scudder Global Bond Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $6,433,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($686,000), October 31, 2003 ($5,010,000) and October 31, 2004 ($737,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward currency contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.


                         21 - Scudder Global Bond Fund

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $200,013,878 and $213,084,601, respectively. Purchases and sales of U.S. Government obligations aggregated $30,485,925 and $34,862,836, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1998 was $121,129,882 and $106,141,337, respectively.

Transactions in written options for the year ended October 31, 1998 are summarized as follows:

                ------------------------------------------------------------------------------------------
                Exchange Traded Options       Over-the-Counter Options on Currencies (000 omitted)
                ----------------------------  -------------------------------------------------------
                   Number of
                   Contracts     Premiums          AUD          CAD            DEM            Premiums
                ----------------------------  -------------------------------------------  ---------------
Beginning
  of Period...         84      $  38,460          3,500            --             --       $    26,425
Written.......        635        544,330          7,677        46,950         18,240           325,875
Closed........       (500)      (440,004)        (7,320)      (16,610)            --          (120,917)
Exercised.....       (124)       (60,383)            --        (7,750)            --           (35,600)
Expired.......         --             --         (3,857)      (15,700)       (18,240)         (151,342)
                 --------      ---------       --------      --------      ---------        ----------
End of
  Period......         95      $  82,403             --         6,890             --       $    44,441
                 ========      =========      =========      ========    ===========       ===========
                ------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------
                Over-the-Counter Options on Currencies (000 omitted)
                -------------------------------------------------------
                     GBP           ITL           IEP           NZD         GBP/DEM       Premiums
                ---------------------------------------------------------------------- --------------
Beginning
  of Period...          --            --            --       14,777            --      $    86,101
Written.......      24,450    50,451,375         2,350       88,987        14,600        1,523,083
Closed........     (19,900)  (50,451,375)       (2,350)     (20,408)           --         (791,111)
Exercised.....          --            --            --       (9,713)           --          (51,479)
Expired.......      (4,550)           --            --      (61,743)      (14,600)        (696,013)
                 ---------    ----------     ---------    ---------      --------       ----------
End of
  Period......          --            --            --       11,900            --      $    70,581
                 =========    ==========     =========    =========      ========      ===========
                -------------------------------------------------------------------------------------


                         22 - Scudder Global Bond Fund

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1999, and during such period to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the year ended October 31, 1998, the Adviser did not impose a portion of its management fee aggregating $554,345 and the amount imposed aggregated $314,786, of which $29,875 is unpaid at October 31, 1998. This was equivalent to an annual effective rate of .27% of the Fund's average daily net assets.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Directors of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $250,999, of which $19,166 is unpaid at October 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1998, the amount charged to the Fund by STC aggregated $13,787, of which $1,102 is unpaid at October 31, 1998.


                         23 - Scudder Global Bond Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $105,220, of which $16,353 is unpaid at October 31, 1998.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Directors' fees and expenses aggregated $62,343.

                                 D. Commitments

As of October 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $491,360.

                                                                                        Net Unrealized
                                                                                         Appreciation
                                                                                        (Depreciation)
                Contracts to Deliver        In Exchange For        Settlement Date         (U.S.$)

               JPY         475,895,000   USD          3,519,933        11/5/98             581,131
               USD           4,600,000   NOK         34,005,500        11/5/98             (32,819)
               MXP           1,661,080   USD            158,955        11/16/98              4,904
               ESP         200,000,000   USD          1,455,180        11/19/98            (32,956)
               JPY         583,850,000   USD          5,000,000        11/19/98             41,438
               USD           5,000,000   ESP        690,550,000        11/19/98             89,414
               USD           6,000,000   ESP        846,870,000        11/19/98            (22,197)
               JPY         354,807,000   USD          3,000,000        11/24/98             65,878
               JPY         426,470,000   USD          3,740,965        11/24/98            (55,849)
               PSS             147,696   USD             48,000        11/27/98               (232)
               HUF          87,437,743   USD            398,931        11/30/98                531
               USD           5,626,173   GBP          3,416,013        12/9/98             (82,071)
               USD           4,362,773   GBP          2,582,730        12/9/98              46,966
               NZD           5,000,000   USD          2,491,000        12/14/98            158,647
               NZD           5,720,774   USD          2,968,224        12/14/98             63,383
               USD           1,874,515   NZD          3,706,774        12/14/98            (89,813)
               USD           3,471,930   NZD          7,014,000        12/14/98           (244,995)
                                                                                        ----------
                                                                                           491,360
                                                                                        ==========

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                         24 - Scudder Global Bond Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
December 15, 1998


                         25 - Scudder Global Bond Fund

                                    This Page
                                  intentionally
                                   left blank.



                          26 - Scudder Global Bond Fund

                                    This Page
                                  intentionally
                                   left blank.


                         27 - Scudder Global Bond Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                         28 - Scudder Global Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                          29 - Scudder Global Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                          30 - Scudder Global Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                          31 - Scudder Global Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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